                                                                   Exhibit 10.17


REVOLVING  CREDIT  LOAN AGREEMENT

INTERACTIVE INTELLIGENCE, INC. (collectively called "Borrower") hereby applies to SOCIETY NATIONAL BANK, Indiana, 202 S. Michigan Blvd, South Bend, Indiana 46601 (the "Bank") for revolving credit loans to be evidenced by a Revolving Credit Loan Agreement Note of even date herewith and attached hereto (the "Note") subject to the following provisions and such other provisions set forth in the Note:

In consideration of the mutual covenants contained herein and other good and valuable consideration, the Borrower and Bank hereby agrees as follows:

1.   Commitment For Revolving Credit.

     a. The Bank will make loans to the Borrower in whole or In part and from time to time on and after the date hereof through and including April 30, 1996, (the "Termination Date" ) up to, but not exceeding, an aggregate principal amount of $300,000.00 outstanding at any one time (collectively called the "Loans"). The Borrower may borrow, repay, and reborrow the Loans. All Loans shall be evidenced by the Note, and shall mature on the Termination Date.

     b. The obligation of the Bank to make any Loan is subject to the conditions that at the date of making such Loan, and after giving effect thereto, no Event of Default shall have occurred hereunder and each warranty by Borrower below is true and correct as of such date as if then made.

2. Warranties. The following warranties by the Borrower shall survive and continue after execution and delivery of this Agreement and the Bank's making the Loans:

     a.   The business operations of the Borrower are organized as a CORPORATION

     b. If the Borrower is a corporation, the Borrower is duly organized, validly existing and in good standing under the laws of Indiana

     c. There are no material pending or, to the best of Borrower's knowledge, threatened actions or proceedings before any court or administrative agency, Federal or state, except as disclosed in a letter delivered by the borrower to the Bank at or prior to the execution of this Agreement.

     d. The Borrower has filed all tax returns required to be filed and paid all taxes due pursuant to such returns or to any assessment received. The Internal Revenue Service has not asserted any liability for taxes in excess of those already paid by the Borrower, and its property is free of any tax liens.

     e. The execution and performance of this Agreement, the Note, and the Related Loan Documents, if any, are within the Borrower's powers, have been duly authorized by appropriate corporate or partnership action, are not in contravention of the terms of Borrower's articles of incorporation, by-laws, regulations, close corporation agreement, partnership agreement or certificate, or capital stock or any amendment thereof (such documents herein called "Organization Documents") and are not in contravention of any law or of any other agreement to which Borrower is a party or by which it is bound.

     f. All financial statements, statements as to ownership, and other statements heretofore or hereafter given to the Bank in connection with this Agreement, are or will be accurate and complete in all material respects, subject to any limitation stated therein, and the Borrower is the owner of all property in which the Borrower has given or is giving a security interest to the Bank, free from all claims, liens, encumbrances and other security Interests. The Borrower will defend, at its sole expense, all such property against all claims and demands of all persons, firms and corporations other than the Bank at any time claiming the same or any interest therein.

     g. Borrower's balance sheet and financial statements furnished to Bank fairly and accurately present Borrower's financial condition and business operation at said date, and since said date there has been no material adverse change in its condition or operation.

     h. The Borrower manages its business activities, or maintains its place(s) of business, at the following address(es) 3500 DEPAUW BOULEVARD, SUITE 2038, INDIANAPOLIS, INDIANA 46268

3.   Affirmative Covenants. The Borrower agrees that it will:

     a. Repay the Loans with interest thereon in accordance with the term and conditions set forth In the Note.

     b. At the request of the Bank, the Borrower will supply the Bank with a copy of the Organization Documents.

     c. Continue operating in its present business form, and all rights, privileges and franchises necessary or desirable in the normal conduct of its business activities, and, if a corporation, continue to be in good standing in the jurisdiction where it is incorporated.

     d. Use the proceeds of the Loans only for the following purpose(s) GENERAL CORPORATE PURPOSES

     e. Furnish to the Bank within 30 days after the close of each Quarter and Year End an unaudited balance sheet and profit and loss statement for such period and such other data, financial or otherwise, as the Bank may request and at all reasonable times permit a representative of the Bank to inspect the Borrower's business properties and make extracts from the Borrower's books and records.

     f. Pay all taxes, assessments and governmental charges upon the Borrower or against its properties prior to the date on which penalties are attached thereto, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings by the Borrower.

     g. As security for the Loans and all other obligations and indebtedness of any Borrower to the Bank, deliver to the Bank the following collateral or duly executed security agreements, instruments of guarantee or subordination agreements satisfactory to the Bank:
          CONTINUING GUARANTY OF DONALD E. BROWN, MD. DATED AUGUST 25,1995 (herein collectively called the "Related Loan Documents") Borrower waives the application of Valuation and Appraisement Laws.

     h. Maintain adequate fire (including so-called extended coverage) public liability and other insurance as the Bank may require, in such form and written by such companies satisfactory to the Bank, and will upon request of the Bank deliver to It the policies concerned.

     i. The Borrower will comply with all requirements of the Employee Retirement Income Security Act of 1974 ("Erisa") and the provisions of all pension, profit-sharing, or other employee benefit plans now or hereafter established or maintained by the Borrower.

     j. Pay or reimburse the Bank for all reasonable out-of-pocket expenses of every nature including, but not limited to bank's attorneys' fees, legal costs, out-of-pocket expenses and related expenses and fees of legal assistants which Bank incurs in connection with the collection of the Loans.

4. Negative Covenants. Without the prior written consent of the Bank, the Borrower will not at any time:

     a. Endorse, guarantee or become surety for the obligations of any person, corporation or other entity except that the Borrower may endorse checks or other instruments for deposit or collection in the ordinary course of business.

     b. Permit any lien or security interest to exist except liens: (i) for taxes and assessments not delinquent or being contested in good faith,
          (ii) of mechanics or materialment with respect to obligations not overdue or being contested in good faith, (iii) resulting from deposits to secure payments of worker's compensation or other social security obligations or to secure the performance of bids or contracts in the ordinary course of business, or (iv) in favor of the Bank or an affiliate of the Bank.

     c. Sell or assign any accounts receivable, with or without recourse; sell, transfer or assign any other assets, or if the Borrower is an individual any of its business assets, except in the ordinary course of business.

     d. Enter into any merger or consolidation with any person, firm or corporation; or alter or amend the Borrower's capital structure or business form without the prior written consent of the Bank which shall not be unreasonably withheld.

5.   Default The following events shall be "Events of Default" hereunder

     a. Default by the Borrower in the payment of any principal of, or interest, on the Note when and as same shall become due and payable, whether on maturity, by acceleration, or otherwise; or

     b. Default by Borrower in the payment of any of its debt (other than that evidenced by the Note) when and as same shall become due and payable; or

     c. Any representation or warranty made herein or In any financial statement or other Information furnished by the Borrower or any officer or representative of its in connection with the execution and delivery of this Agreement, the Note or any Related Loan Document, or in any certificate furnished pursuant hereto shall prove to be false or erroneous in any material respect when made; or

     d. Default by the Borrower in the due performance of any term, provision or agreement contained herein, in the Note (other than for the payment of principal or interest) or in any Related Loan Document or other Instrument of security for the Note to be performed by it and such default shall continue unremedied for 30 days thereafter, or

     e. The Borrower or any endorser, co-maker or guarantor with respect to the Note, shall become involved in financial difficulties as evidenced by: (i) an assignment for the benefit of creditors; or commencement of any similar debtor relief proceeding, whether judicial or otherwise;
          (ii) consent to an application for the appointment of a trustee, interim trustee, custodian or receiver for all or a major portion of its property; (iii) the commencement of any action or proceeding under any other federal or state bankruptcy, insolvency, composition, debtor relief, reorganization or other similar law, or have such a proceeding commenced against the Borrower or any of them and either have an order of insolvency or reorganization or other similar law, or have such a proceeding commenced against the Borrower or any of them and either have an order of insolvency or reorganization entered against the Borrower or any of them or have the proceeding remain undismissed or unstayed for 60 days; (iv) entry or a final judgment for the payment of money against the Borrower or any of them in excess of $N/A and the same shall not be discharged within 30 days of its entry, or an appeal or proceeding for review shall not be taken within said time and a stay of execution pending such appeal shall not be obtained; or (v) death, dissolution or suspension of the corporate charter or of the partnership, insolvency or failure or suspension of the usual business of the Borrower or any of them: or (vi) the issuance of any attachment, garnishment, execution, federal tax levy, or other process or seizure against any of their property; or

     f. The failure to pledge or hypothecate hereunder additional security when and as demanded by the Bank; or

     g. Bank shall deem itself insecure, in good faith, believing that the prospect of payment of the Note or any other indebtedness owed to the Bank, or performance under this Agreement or any instrument providing security for the Note, is impaired.

If any one or more of the foregoing Events of Default shall happen, the Bank may, at any time, without notice to the Borrower, terminate its commitment to make any Loan hereunder and declare the unpaid principal of and interest of the note to be immediately due and payable, and such principal of and interest on the Note shall thereupon become and be Immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and the Bank may take such additional action as provided by law.

6    Miscellaneous.

     a. Paragraph headings are for reference only and shall otherwise be disregarded. This Agreement shall be governed by and construed under the laws of the State of Indiana.

     b. No waiver or amendment of any part of this Agreement shall be effective unless in writing. No delay in exercising any right shall operate as a waiver thereof. A waiver on any one occasion shall not be a waiver of any right or remedy on any future occasion. This Agreement will terminate when all obligations and indebtedness of the Borrower to the Bank have been paid in full and the Bank shall not be obligated under any other agreement to advance any additional funds to the Borrower.

     c.   Borrower waives the application of valuation and appraisment laws.

     d. If any term or provision of the Agreement is held by a court to be illegal or otherwise unenforceable, the legality and enforceability of the remainder of this Agreement shall not be affected, and this Agreement shall be constructed and enforced as if it did not contain the particular term or provision held to be illegal or otherwise unenforceable.

     e. This Agreement sets forth the full and complete agreement of the parties hereto on the matters herein expressed.

IN WITNESS WHEREOF and intending to be legally bound hereby, the Borrower and Bank have executed and delivered this Agreement this 25th day of August, 1995.


Society National Bank, Indiana                  Interactive Intelligence, Inc.


By /s/ Andrew M. Cardimen,                      By: /s/ Donald E. Brown
-------------------------------------------     --------------------------------
Andrew M. Cardimen, Assistant Vice President    Donald E. Brown, M.D., President


                                                By: /s/ John R. Gibbs
                                                   -----------------------------
                                                   John R. Gibbs, Treasurer

                      REVOLVING CREDIT LOAN AGREEMENT NOTE
                            (VARIABLE INTEREST RATE)


$ 300,000.00                                                      August 25 1995

         On or before April 30 1996 for value received, the undersigned (the "Borrower") jointly and severally promises to pay to the order of Society National Bank, Indiana (the "Bank") at its main office, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($ 300,000.00) or the unpaid balance thereof shown on any ledger or other record of the Bank, which shall be presumptive evidence of the principal amount owing and unpaid on this Note, together with interest (calculated on the basis of a year of 360 days for the actual number of days elapsed when monies are owed hereunder) on the daily unpaid principal balance hereof from the date of this Note until maturity, which interest shall be payable on OCTOBER 1 1995, and continuing on the same day of each Month thereafter until maturity at a rate ZERO percent (0.00%) per annum in excess of the Prime Rate of the Bank. In the event of any change in the Prime Rate, the interest rate on this Note shall be immediately adjusted to correspond with such change in the Prime Rate. Prior to maturity, for any installment payment of interest not paid when due, the Borrower shall pay in addition to the installment payment of interest a late charge of an amount equal to the greater of $25.00 or 10% of the late installment payment of interest. If this Note is not fully paid as to principal and interest at maturity, the entire unpaid balance shall thereafter bear interest, until paid in full, at the per annum rate of 3% over the interest rate hereof at maturity, which rate will be immediately and correspondingly adjusted with each change in the Prime Rate. In no event shall the interest rate hereunder exceed the maximum permitted by law. The Prime Rate is defined as that interest rate established from time to time by Bank's Bank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not be the lowest interest rate charged by the Bank for commercial or other extensions of credit.

         This Note is the Note referred to in the Revolving Credit Loan Agreement, dated AUGUST 25 1995 by and between the Bank and the Borrower and is subject to the provisions, and entitled to the benefits, thereof; and, therefore, this Note, among other things, may be declared due and payable in the manner and with the effect provided in that Revolving Credit Loan Agreement.

         The Borrower waives the application of valuation and appraisement laws.

         If more than one Borrower signs this Note as maker, the liability hereunder shall be joint and several.

         All parties signing this Note: (a) waive protest, presentment and demand: (b) waive notice of protest, default, dishonor, acceleration. and of sales or participations in this Note; and all other notice to which they might otherwise be entitled; (c) waive all defenses based upon or arising from the impairment, substitution or release of collateral securing this Note; or from the full or partial release of any guarantor of this Note, surety on this Note, or any person liable on this Note; and (d) consent to sales or repurchase of, and participations in, this Note.

         All accommodation parties and indorsers on this Note waive: (a) all defenses that the Borrower might have on the underlying contract; (b) all defenses arising from or based upon any extension, modification or renewal of this Note or the modification of any instrument securing, guarantying or related to this Note; and (c) all other defenses that they might otherwise have under suretyship law.

         Each party who signs this Note in any capacity, consents to the Bank's setting off indebtedness the Bank owes such party against indebtedness owed the Bank under this Note.

         The Borrower will promptly reimburse the Bank in full for all reasonable attorneys' fees, legal costs and other out-of-pocket expenses of every nature and kind incurred by the Bank in protecting, asserting, defending or pursuing its rights hereunder or under any document related hereto. Until reimbursed to the Bank, these expenses will bear interest at the rate or rates per annum charged hereunder on unpaid principal from the time these expenses were incurred by the Bank until they are reimbursed hereunder.

         If any term or provision of this Note is held by a court to be illegal or otherwise unenforceable, the legality and enforceability of the remainder of this Note shall not be affected, and this Note shall be construed and enforced as if it did not contain the particular term or provision held to be illegal or otherwise unenforceable.

         The term "maturity" as used herein means both maturity as scheduled hereunder and maturity by acceleration hereunder.





The Borrower hereby acknowledges that this Note was signed in
Indianapolis    Indiana
-----------------------
 (City)         (State)


BORROWER:

Interactive Intelligence, Inc.

By: /s/ Donald E. Brown                  And: /s/ John R. Gibbs
  ----------------------------              ----------------------------
  (Signature)
Donald E. Brown, M.D., President            John R.Gibbs, Treasurer

                                                     NOTE MODIFICATION AGREEMENT


         This Note Modification Agreement ("Modification") is made and entered into this 29th day of APRIL 1996 by and between INTERACTIVE INTELLIGENCE, INC. ("Borrower") and KeyBank National Association ("Bank").

                                    RECITALS


A. Borrower has executed and delivered to Bank or to Bank's predecessor in interest, as the case may be, a certain promissory note dated AUGUST 25, 1995, in the amount of $ 300,000.00 which may, or may not, have been modified earlier) ("Note").

B.   Borrower and Bank wish to modify and restate the Note.

         NOWTHEREFORE, in consideration of the covenants and agreements herein contained and other valuable consideration, the parties hereto agree that the Recitals above set forth are a part of this Modification for all purposes and further agree as follows:

1. Modification. The Note is hereby modified in the following respects:
Extend maturity date to May 30, 1996

2. OTHER PROVISIONS AND RESTATEMENT. All of the terms, provisions and conditions of the Note shall remain in full force and effect to the extent they are not modified herein; and the Note, as modified hereby, shall continue in full force and effect.

3. OTHER DOCUMENTS. All security documents securing the payment of the Note and all loan agreements and other agreements related to the Note (all or some of which may, or may not, have been modified earlier) are hereby modified to take into account and incorporate the modifications set forth in section 1. above, and such security documents, loan agreements and other agreements, as they may, or may not, have been modified earlier and as modified hereby, are hereby ratified and confirmed and shall remain in full force and effect.

4. No Waiver. If the signing of this Modification results in the waiver by the Bank of a default by Borrower, this signing shall not operate to waive, in the future, the same default by Borrower should it again occur; nor shall this signing operate, hereafter, to waive any other default by the Borrower.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification on the day and year first above written.


BORROWER:                                     BANK

Interactive intelligence, Inc.                KeyBank National Association


By /s/ Donald E. Brown                        By /s/ Andrew M. Cardimen
  ----------------------------------            ------------------------------
Signature                                     Signature
Donald E. Brown, President

  /s/ John R.Gibbs                            Andrew M. Cardimen Vice President
  ----------------------------------          ---------------------------------
Typed or Printed Name and Office              Typed or Printed Name and Office
John R.Gibbs, Treasurer


--------------------------------------------------------------------------------
                          ACKNOWLEDGMENT AND AGREEMENT

on this 29th day of APRlL 1996 the undersigned who is a guarantor, or are guarantors, of the debt described in the foregoing document, does or do hereby (a) Waive any and all defenses that he, she or they might have as a result of the execution of the foregoing document, (b) acknowledge and agree that his, her or their guaranty is unaffected by the execution of the foregoing document, and (c) ratify and confirm his, her or their guaranty in all respects, and agree that it shall continue in full force and effect. This Acknowledgment and Agreement is entered into by the undersigned to induce KeyBank National Association to enter into the foregoing agreement.

Guarantor(s):

  /s/ Donald E. Brown
  ----------------------------------           --------------------------------
Signature                                      Signature

  Donald E. Brown M.D. an individual
  ----------------------------------           --------------------------------
Typed or Printed Name                          Typed or Printed Name

This instrument was prepared, on behalf of KeyBank National Association, by Denise R. Rowe


          10 West Market Street, Suite 900   Indianapolis, IN 46204
--------------------------------------------------------------------------------
                                Name and Address

KEYBANK                                              NOTE MODIFICATION AGREEMENT


         This Note Modification Agreement ("Modification") is made and entered into this 8 day of MAY 1996 by and between INTERACTIVE INTELLIGENCE, INC. ("Borrower") and KeyBank National Association ("Bank").

                                    RECITALS


A. Borrower has executed and delivered to Bank or to Bank's predecessor in interest, as the case may be, a certain promissory note dated August 25, 1995, in the amount of $ 300,000.00 which may, or may not, have been modified earlier) ("Note").

B.   Borrower and Bank wish to modify and restate the Note.

         NOWTHEREFORE, in consideration of the covenants and agreements herein contained and other valuable consideration, the parties hereto agree that the Recitals above set forth are a part of this Modification for all purposes and further agree as follows:

1. Modification. The Note is hereby modified in the following respects:
     1.   Effective April 30, 1996. the maturity date is extended to April 30,
          1997.
     2.   The principal amount shall increase from $300,000.00 to $500,000.00.

2. OTHER PROVISIONS AND RESTATEMENT. All of the terms, provisions and conditions of the Note shall remain in full force and effect to the extent they are not modified herein; and the Note, as modified hereby, shall continue in full force and effect.

3. OTHER DOCUMENTS. All security documents securing the payment of the Note and all loan agreements and other agreements related to the Note (all or some of which may, or may not, have been modified earlier) are hereby modified to take into account and incorporate the modifications set forth in section 1. above, and such security documents, loan agreements and other agreements, as they may, or may not, have been modified earlier and as modified hereby, are hereby ratified and confirmed and shall remain in full force and effect.

4. No Waiver. If the signing of this Modification results in the waiver by the Bank of a default by Borrower, this signing shall not operate to waive, in the future, the same default by Borrower should it again occur; nor shall this signing operate, hereafter, to waive any other default by the Borrower.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification on the day and year first above written.


BORROWER:                                     BANK

Interactive intelligence, Inc.                KeyBank National Association


By /s/ Donald E. Brown                        By /s/ Andrew M. Cardimen
  ----------------------------------            --------------------------------
Signature Donald E. Brown, President          Signature

  /s/ John R. Gibbs                           Andrew M. Cardimen, Vice President
  ----------------------------------          ----------------------------------
                                              Typed or Printed Name and Office

John R. Gibbs, Treasurer
--------------------------------------------------------------------------------

                          ACKNOWLEDGMENT AND AGREEMENT

on this 8 day of MAY 1996 the undersigned who is a guarantor, or are guarantors, of the debt described in the foregoing document, does or do hereby (a)waive any and all defenses that he, she or they might have as a result of the execution of the foregoing document, (b) acknowledge and agree that his, her or their guaranty is unaffected by the execution of the foregoing document, and (c) ratify and confirm his, her or their guaranty in all respects, and agree that it shall continue in full force and effect. This Acknowledgment and Agreement is entered into by the undersigned to induce KeyBank National Association to enter into the foregoing agreement.

Guarantor(s):

/X/  /s/ Donald E. Brown M.D.                           N/A
------------------------------------           --------------------------------
Signature                                      Signature

  Donald E. Brown M.D Individual                        N/A
  ----------------------------------           --------------------------------
Typed or Printed Name                          Typed or Printed Name

This instrument was prepared, on behalf of KeyBank National Association, by

Leigh D. Purcell. 10 West Market St.
Suite 800, Indianapolis, IN 46204
--------------------------------------------------------------------------------
                                Name and Address

                          NOTE MODIFICATION AGREEMENT


     This Agreement is made by and between Interactive Intelligence, Inc. ("Borrower) and KeyBank National Association ("'Bank") on April 30,1997.

     WHEREAS, Borrower has given to Bank or Bank's Predecessor an interest in a certain Promissory note dated August 25. 1995 In the amount of $300,000.00 which may or may not have been Previously modified ("Note").

     WHEREAS, Borrower and Bank wish to modify the Note.

     NOW THEREFORE, in consideration of the covenants and agreements contained herein and other valuable consideration, Borrower and Bank hereby agree as follows:

1. Modification. The Note is hereby modified in the following respects; Maturity date has hereby been extended to April 30, 1998.

2. Effective Date. The modifications described above are effective on April 30, 1997.

3. Conditions. The modifications described above are subject to and conditioned upon the following: (A) that there is existing no event of default under the Note or the Loan Documents (as hereinafter defined), nor any event or condition which with notice or the passage of time would be an event or default; (B) that Borrower shall deliver a fully executed original of this Note Modification Agreement to bank; and (C) that Borrower shall pay all expenses Incurred by Bank in connection with this Note Modification Agreement.

4. General Provisions- Except as modified herein, all of the terms of the Note are hereby confirmed and ratified and continue in full force and effect. All security documents securing the payment of the Note and all loan agreements and any other documents, including guarantees, securing, or relating to the Note (the "Loan Documents") are hereby Modified to take into account and incorporate the modifications set forth above, and shall continue to secure repayment of the Note as modified hereby. Borrower warrants and represents to Bank that it has full right, power and authority to enter into this Note Modification Agreement and to perform its obligations hereunder, and that all information and materials submitted to Bank in connection herewith are accurate and complete. Borrower warrants and represents that no event of default exists under the Loan Documents. Borrower reaffirms its obligation to pay the Note in full and reaffirms the validity and enforceability of the LOAN DOCUMENTS WITHOUT SET-OFF, COUNTERCLAIM OR DEFENSE. THE TERMS HEREOF SHALL BIND THE PARTIES HERETO AND THEIR ASSIGNS, SUCCESSORS AND TRANSFEREES.


IN WITNESS WHEREOF. Borrower and Bank have caused this Agreement to be executed by their duly authorized officers on April 30 1997.

BORROWER:                                  BANK

Interactive Intelligence Inc..             KeyBank-National Association
----------------------------------         -------------------------------------

BY, /s/ Donald E. Brown
----------------------------------         -------------------------------------
Donald E. Brown, M.D., President


By /s/ John R. Gibbs                       By:  /s/ Jackie McNellan, Assistant
                                                    Vice President
----------------------------------         -------------------------------------
John R. Gibbs, Treasurer


                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

On this 30th day of April, 1997, the undersigned, being guarantor(s) Of the Indebtedness. obligations, and liabilities of Borrower Pursuant to a certain guaranty dated August 25, 1995, (1) consent(s) to the preceding Note Modification Agreement, (2) agree(s) that the provisions of such guaranty are ratified and confirmed and remain in full force and effect (3) agree(s) and acknowledge(s) that there has been no act or omission by the Bank that has in any way modified, waived or discharged the undersigned's liabilities under the guaranty. and (4) confirm(s) that the undersigned has no claim, set-off or defense, either legal or equitable, as an individual or as surety or guarantor, against the Bank In connection with this Agreement the Note or any of the other Loan Documents.


GUARANTORS

/s/ Donald E. Brown
----------------------------------         -------------------------------------
Donald E. Brown. M.D.,


----------------------------------         -------------------------------------

                           NOTE MODIFICATION AGREEMENT

         This Agreement is made by and between Interactive Intelligence ("Borrower") and KeyBank National Association "Bank" on April 20 1998.

         WHEREAS, Borrower has given to Bank or Bank's Predecessor an interest in a certain promissory note dated August 25, 1995 which may or may not have been previously modified ("Note).

         WHEREAS, Borrower and Bank wish to modify the Note

         NOW THEREFORE, In consideration of the covenants and agreements contained herein and other valuable consideration, Borrower and Bank hereby agree as follows:

1. Modification. The Note is hereby modified In the following respects; Maturity date has hereby been extended to April 30, 1999.


2. Effective Date: The modifications described above are effective on April 20, 1998.

3. Conditions. The modifications described above are subject to and conditioned upon the following: (A) that there is currently existing no event of default under the Note or the Loan Documents (as hereinafter defined), nor any event or condition which with notice or the passage Of time would be an event of default; (B) that Borrower shall deliver a fully executed Original of this Note Modification Agreement to Bank; and (c) that Borrower shall pay all expenses incurred by Bank in connection with this Note Modification agreement.

4. General Provisions. Except as modified herein, all of the terms of the Note are hereby confirmed and ratified and continue in full force and effect. All security documents securing the payment of the Note and all loan agreements and any other documents, including guarantees, securing, or relating to the Note (the "Loan Documents") are hereby modified to take into account and incorporate the modifications set forth above, and shall continue to secure repayment of the Note as modified hereby. Borrower warrants and represents to Bank that it has full right, power and authority to enter into this Note Modification Agreement and to perform its obligations hereunder, and that all information and materials submitted to Bank in connection herewith are accurate and complete. Borrower warrants and represents that no event of default exists under the Loan Documents. Borrower reaffirms its obligation to pay the Note in full and reaffirms the validity and enforceability of the Loan Documents without set-off, counterclaim or defense. The terms hereof shall bind the parties hereto and their assigns, successors and transferees.


IN WlTNESS WHEREOF, Borrower and Bank have, caused this Agreement to be executed by their duly authorized officers on April 20 1998.



BORROWER                                      BANK

Interactive Intelligence Inc.                 Keybank National Association
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By: /s/ Donald E. Brown                       By: /s/ Jackie McNellan, Assistant
                                                      Vice President
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Donald E. Brown. M.D., President


By: /s/ John R. Gibbs
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John R. Gibbs, Treasurer


                          ACKNOWLEDGMENT AND AGREEMENT


On this 20th day of April 1998 the undersigned, being guarantor(s) of the indebtedness, obligations, and liabilities of Borrower Pursuant to a certain guaranty dated August 25, 1995, (1) consents to the preceding Note Modification Agreement, (2) agree(s) that the provisions of such guaranty are ratified and confirmed and remain in full force and effect, (3) agree(s) and acknowledge(s) that there has been no act or omission by the Bank that has In any way modified, waived or discharged the undersigned's liabilities under the guaranty, and (4) confirm(s) that the undersigned has no claim, set-off or defense, either legal or equitable, as an individual or as surety or guarantor, against the Bank in connection with this Agreement, the Note or any of the other Loan Documents.


/s/ Donald E. Brown
----------------------------------            ----------------------------------
Donald E. Brown. M.D.


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